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                                                                   Exhibit 10.41


                      EXTENSION AND MODIFICATION AGREEMENT



THIS EXTENSION AND MODIFICATION AGREEMENT (the "Extension and Modification") is made as of the 22nd day of February, 1999 by and between Golf One Industries, Inc., a Delaware corporation, ("Golf One"), and Norman A. Kunin whose address is 154 Abbey Road, Santa Maria, California 93455 ("Consultant"), (collectively the "Parties").

WHEREAS, the Parties have entered into a Consulting Agreement dated as of November 1, 1997 (the "Agreement") attached as Exhibit A and made an integral part hereof; and

WHEREAS, the Parties have entered into a Modification Agreement dated as of September 20, 1998 (the "First Modification") attached as Exhibit B and made an integral part hereof; and

WHEREAS, the Parties have agreed to extend and modify the Agreement and First Modification so that the entire Agreement and First Modification remain effective including the changes pursuant to this Extension and Modification;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, Golf One and Consultant agree as follows:

1. The Term of the Agreement shall extend from July 31, 1999 until January 31, 2000.

2. In consideration of the services rendered and to be rendered by Consultant under the Agreement, the First Modification and this Extension and Modification, Golf One hereby agrees to further compensate Consultant in addition to compensation pursuant to the Agreement and First Modification as follows:

         (A) Golf One shall issue as a bonus to Consultant upon the execution of this Extension and Modification Forty Thousand (40,000) shares of common stock of Golf One.

         3. The Indemnification Agreement identified as Exhibit B to Consultant's prior Employment Agreement with Golf One dated February 27, 1996 shall continue through the extended term of the Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Extension and Modification as of the day and year first above written.

GOLF ONE INDUSTRIES, INC.                            CONSULTANT


By: /s/ A.J. Cervantes                               /s/ Norman A. Kunin
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                                                     Norman A. Kunin
Its: President
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